EXHIBIT (a)(1)(F)

INSTRUCTIONS FOR ELECTION TO PARTICIPATE AND EXERCISE WARRANTS

NOTE: THESE INSTRUCTIONS FOR ELECTION TO PARTICIPATE ARE INTENDED TO FULLY REPLACE AND SUPERSEDE THE INSTRUCTIONS TRANSMITTED TO HOLDERS OF THE ORIGINAL WARRANTS ON JUNE 3, 2024.

Your right to participate in the Offer to Amend and Exercise (the “Exercise Offer”) of CytoDyn Inc. (the “Company”) will automatically expire if you do not properly elect to participate on or before 12:01 a.m. (Eastern Time) on July 19, 2024 (the “Expiration Time”), as may be extended by the Company in its sole discretion. By execution of this Election to Participate and Exercise Warrants, you waive any right to receive any notice of the acceptance of the Amended Warrants, except as provided in the Exercise Offer. To effect your acceptance of the Exercise Offer you must:

(1)	Complete, sign and return the Election to Participate and Exercise Warrants (attached hereto).

(2)	Complete, sign and return the Acknowledgements and Representations and Warranties (attached hereto).

(3)	Complete, sign and return the Accredited Investor Questionnaire (attached hereto).

If the shares issuable upon exercise of your Amended Warrant, including the Additional Shares, will be issued in the name of someone other than the record holder of the Original Warrants, the Accredited Investor Questionnaire must also be completed by that recipient.

(4)	Return your Original Warrants for each Original Warrant to be exercised (by U.S. mail or overnight delivery received prior to the Expiration Time).

If you are unable to locate your Original Warrant, request an Affidavit of Lost Warrant from the Company, at the address indicated below. Requests via email will receive same day response. Upon receipt, complete, sign and return the Affidavit of Lost Warrant to the Company, in place of your Original Warrant.

(5)	Pay the aggregate exercise price applicable to your Amended Warrant ($0.09387 multiplied by the number of shares of common stock you elect to purchase) by check or by wire transfer pursuant to the wire transfer instructions set forth below.

(6)	The Election to Participate and Exercise Warrants, Acknowledgements and Representations and Warranties, Accredited Investor Questionnaire and Original Warrants (or Affidavit of Lost Warrant), along with the aggregate exercise price, must be received by the Company at the address below on or before the Expiration Time of 12:01 am (Eastern time) on July 19, 2024, as may be extended by the Company in its sole discretion. Original Warrants and checks for the exercise price cannot be sent by email.

ADDRESS:	CytoDyn Inc. 1111 Main Street, Suite 660 Vancouver, WA 98660 Email: warrants@cytodyn.com Phone: (360) 980-8524

WIRE TRANSFER	Bank Name:
INSTRUCTIONS	Bank Address:

ABA Number:
A/C Name:
A/C Number:
FBO:

Delivery to an address other than as set forth above will not constitute a valid delivery.

ELECTION TO PARTICIPATE AND EXERCISE PURSUANT TO

OFFER TO AMEND AND EXERCISE WARRANTS TO PURCHASE COMMON STOCK OF

CYTODYN INC.

DATED JUNE 20, 2024

To:	CytoDyn Inc. 1111 Main Street, Suite 660 Vancouver, WA 98660 Email: warrants@cytodyn.com Phone: (360) 980-8524

NOTE: THIS ELECTION TO PARTICIPATE AND EXERCISE IS INTENDED TO FULLY REPLACE AND SUPERSEDE THE ELECTION TO PARTICIPATE TRANSMITTED TO HOLDERS OF THE ORIGINAL WARRANTS ON JUNE 3, 2024.

You are receiving this election form pursuant to the Offer to Amend and Exercise Warrants to Purchase Common Stock of CytoDyn Inc. (the “Company”) dated June 3, 2024, as amended and supplemented by Amendment No. 1 to Schedule TO on June 20, 2024 (the “Amended Schedule TO”), and as may be further amended or supplemented from time to time (the “Exercise Offer”). Capitalized terms not otherwise defined in this Election to Participate and Exercise shall have the meanings ascribed to them in the Exercise Offer.

You are listed in the books and records of the Company as being the record holder of Original Warrants (as defined in the Exercise Offer) indicated in Table 1 below.

TABLE 1:

ORIGINAL WARRANTS

Original Warrant
Holder	Warrant Number	Underlying Shares	Issuance Date	Expiration Date	Exercise Price
[●]	[●]	[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]	[●]	[●]

If you elect to participate in the Exercise Offer, please check the following box and indicate below (1) the number of shares for which you elect to amend and exercise each Original Warrant in column [(A)], (2) the aggregate exercise price in column [(A) x (B)] and (3) the totals for each in the bottom row:

☐	Pursuant to the terms and subject to the conditions of the Exercise Offer, I hereby agree and elect to amend and exercise Original Warrants at the reduced exercise price of $0.09387, as indicated in Table 2 below. By doing so I agree to purchase (i) the number of shares of CytoDyn Inc. common stock issuable upon exercise of such warrants for the aggregate cash purchase price, in each case as indicated in the “Totals” line item in the below table, and (ii) Additional Shares equal to an additional 20% of the shares of common stock issuable upon exercise of such warrants (rounded to the nearest whole share) for no additional consideration.

TABLE 2:

AMENDED WARRANTS

[TO BE COMPLETED BY WARRANT HOLDER]

	(A)	(B)	(A) x (B)
Warrant Number	Shares Exercised	Tendered Exercise Price	Aggregate Tendered Exercise Price
[●]		$0.09387	$
[●]		$0.09387	$
[●]		$0.09387	$
[●]		$0.09387	$
[●]		$0.09387	$

Totals: (*)

STOCK CERTIFICATES

The undersigned requests that certificates for such shares be issued in the name of:

(Please print name, address and social security or federal employer identification number (if applicable)) *

*	If the certificate for such shares will be issued in the name of someone other than the record holder of the Original Warrants indicated in Table 1 above, please return the Accredited Investor Questionnaire for the recipient named above.

If any Amended Warrant is partially exercised and not issued for all of the holder’s Original Warrants, a new Original Warrant evidencing the rights of the remaining unexercised shares will be issued to the existing holder. The undersigned requests that a new Original Warrant evidencing the rights of the remaining unexercised shares be delivered to:

(Please print name, address and social security or federal employer identification number (if applicable)) *

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If you execute the election above to amend and exercise your Original Warrants and return this signature page, your Original Warrants will be deemed amended and exercised in accordance with the terms and conditions of the applicable Amended Warrant.

You must complete and sign the following exactly as your name appears on your Original Warrants. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact or another person acting in a fiduciary or representative capacity, please set forth the signatory’s full title and include with this Election to Participate and Exercise proper evidence of the authority of such person to act in such capacity.

Date:	By:
(Signature)
(Print name)

(Title, if applicable)
Address:
Telephone:
Fax:
Tax ID/SSN:

[Election to Participate and Exercise]

ACKNOWLEDGMENTS AND

REPRESENTATIONS AND WARRANTIES

NOTE: THESE ACKNOWLEDGMENTS AND REPRESENTATIONS AND WARRANTIES ARE INTENDED TO FULLY REPLACE AND SUPERSEDE THE ACKNOWLEDGMENTS AND REPRESENTATIONS AND WARRANTIES TRANSMITTED TO HOLDERS OF THE ORIGINAL WARRANTS ON JUNE 3, 2024.

I understand and acknowledge that:

(1)	I have received a copy of the memorandum entitled “Offer to Amend and Exercise Warrants to Purchase Common Stock” dated June 3, 2024, as amended by Amendment No. 1 to Schedule TO dated June 20, 2024 (the “Exercise Offer”), the revised Election to Participate and Exercise (including the instructions and other forms attached thereto, including this form) and the revised Notice of Withdrawal (the “Exercise Offer Materials”) from the Company. I have read, and I understand and agree to be bound by, all of the terms and conditions of the Exercise Offer as described in the Exercise Offer Materials.

(2)	To accept the Exercise Offer I must comply with the “Instructions for Exercise of Eligible Warrants” (attached hereto).

(3)	To the extent that I elect to participate, I hereby agree and acknowledge that my Original Warrants described in Table 2 above shall be deemed automatically amended, as applicable, without any further action or signature required by me or the Company (as so amended, the “Amended Warrants”):

(i)	to reduce the exercise price of the Original Warrants (the “Original Exercise Price”) to $0.09387 per share (70% of the closing price on June 14, 2024); and

(ii)	to shorten the exercise period so that such Original Warrants expire concurrently with the expiration of the Exercise Offer at 12:01 a.m. (Eastern Time) on July 19, 2024, as the Company may extend in its sole discretion.

(4)	I understand that, as a further inducement to participate in the Exercise Offer, the Company will issue to me for no additional consideration shares of common stock equal to an additional 20% of the number of shares issuable upon exercise of the Amended Warrants, rounded to the nearest whole share (the “Additional Shares”). As a result, upon exercise of the Amended Warrants, I will receive an aggregate of 120% of the number of shares of common stock originally issuable upon exercise of the Original Warrants, rounded to the nearest whole share.

(5)	To the extent that I elect to participate, I understand that I am automatically and contemporaneously exercising the Amended Warrants referred to in (3) above.

(6)	To the extent that I elect not to participate, my Original Warrants will not be amended, will remain unmodified and will expire in accordance with their original terms indicated in Table 1 above.

(7)	If I choose to execute and deliver this Election to Participate and Exercise along with the aggregate exercise price applicable with respect to my Amended Warrants to the Company, the Company will place the aggregate exercise price funds into a separate non-interest bearing account until the Expiration Time of the Exercise Offer.

(8)	If I have decided to amend and exercise less than my total number of Original Warrants tendered with the Election to Participate, the Company will send me new Original Warrant(s) for the purchase of shares of common stock pursuant to the terms of tendered Original Warrants that I excluded from this Election to Participate and Exercise.

(9)	By amending and exercising the Original Warrants pursuant to the procedure described in the Exercise Offer and in the instructions to this Election to Participate and Exercise, I accept the terms and conditions of the Exercise Offer.

(10)	The Company has advised me to consult with my own legal, tax and accounting advisors as to the consequences of participating or not participating in the Exercise Offer.

(11)	I, and any new holder to which I have requested delivery of stock certificates or Original Warrants, have accurately completed and executed the Accredited Investor Questionnaire. The Exercise Offer is not being offered to holders in any jurisdiction in which the offer or acceptance of participation in the Exercise Offer would not be in compliance with the laws of such jurisdiction. In addition, the Company will not accept any Election to Participate and Exercise from, or on behalf of, any Original Warrant holders and will terminate the Exercise Offer if the Company determines, with the advice of knowledgeable counsel, that a valid securities exemption is not available for the Exercise Offer under the Securities Act of 1933, as amended (the “Securities Act”).

(12)	All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, my death or incapacity, and all of my obligations hereunder shall be binding upon my heirs, personal representatives, successors and assigns. Except as stated in the Exercise Offer, this Election to Participate and Exercise is irrevocable.

(13)	Upon request, I will execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the amendment and exercise of the Original Warrants pursuant to the Exercise Offer.

I hereby represent and warrant that:

(1)	I have the full power and authority to execute, deliver and perform any obligations hereunder and that, when and to the extent the Original Warrants are accepted for amendment and exercise by the Company, the Original Warrants will be free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof and the Original Warrants will not be subject to any adverse claims.

(2)	I (either alone or with my purchaser representative) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of investment in the Amended Warrants and the shares of common stock issuable upon the exercise of the Amended Warrants, including the Additional Shares.

(3)	I (either alone or with my purchaser representative) have had the opportunity to review the current business prospects, financial condition and operating history of the Company as set forth or incorporated by reference in the Exercise Offer.

(4)	I (either alone or with my purchaser representative) have had the opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Exercise Offer and I have received all the information I consider necessary or appropriate for deciding whether to accept the Exercise Offer.

(5)	Any securities I may acquire will be for my own account for investment and not with any view to the distribution thereof, and I will not sell, assign, transfer or otherwise dispose of any of the securities, or any interest therein, in violation of the Securities Act or any applicable state securities laws.

(6)	I understand that (i) any securities I may acquire may not be registered under the Securities Act or any applicable state securities laws, and consequently may not be sold or otherwise disposed of unless such securities are registered or sold or otherwise disposed of in a transaction that is exempt from such registration and (ii) the certificates representing the securities will bear appropriate legends restricting the transferability thereof.

(7)	I understand that the Company will rely upon the completeness and accuracy of these representations and warranties and my responses to the questions in the enclosed Accredited Investor Questionnaire in establishing that the contemplated transactions are exempt from the Securities Act and hereby affirm that all such responses are accurate and complete. I will notify the Company immediately of any changes in any of such information occurring prior to the acceptance of my Election to Participate and Exercise.

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You must complete and sign the following exactly as your name appears on your Original Warrants. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact or another person acting in a fiduciary or representative capacity, please set forth the signatory’s full title and include with this Election to Participate and Exercise proper evidence of the authority of such person to act in such capacity.

Date:	By:
(Signature)
(Print name)

(Title, if applicable)
Address:
Telephone:
Fax:
Tax ID/SSN:

[Acknowledgements and Representations and Warranties]

PAULSON INVESTMENT COMPANY, LLC

PURCHASER QUESTIONNAIRE AND CERTIFICATION

(for Accredited Investors)

The purpose of this Questionnaire is to obtain information from each prospective investor in order to determine whether or not the suitability standards have been met by the prospective investor. Please answer all questions in detail. By signing this Questionnaire you agree that it may be shown to such authorized persons as Paulson Investment Company, LLC (the “Placement Agent”) and CytoDyn, Inc. (including any successors thereto) (the “Company”) may deem appropriate to establish that the offer and/or sale of this investment in the Company will not result in any violation of any laws or regulations of any jurisdiction and to establish that the purchasers can bear the economic risk of the investment. Attach additional sheets if necessary to fully answer any question. You make the following representations with the intent that they may be relied upon by the Company and the Placement Agent and other persons designated by the Company and the Placement Agent. Your responses to this Questionnaire will be kept strictly confidential except to the extent that disclosure is required by law or regulation or otherwise demanded by proper legal process.

Name of Investment:

Amount of Investment:	$

PART I

Purchaser Information

Purchaser General Information:

Name of Individual or Entity:

Federal Tax ID or Social Security Number:

Marital Status (Natural Persons):	Single ☐	Married ☐	Divorced ☐	Widowed ☐	N/A ☐

Date of Birth (Natural Person) or Date of Formation (Entity):

Citizen of (Natural Person) or State of Organization (Entity):

Principal Address:
(Street)

(City)	(State)	(Zip Code)

Mailing Address:

(if different from Principal Address)	(Street)

(City)	(State)	(Zip Code)

Email Address:	Telephone Number:

Please initial here:_____

PQ-1

Purchaser Employment Information:

I am currently (Please check one):	Employed ☐	Unemployed ☐	Retired ☐	Other ☐

Employer Name:	Position:

Employer Address:

Are you (or is any member of your household) a member of, employed by a member of or employed directly by a stock exchange or FINRA? (Please check one) Yes   ☐   No   ☐

Are you (or is any member of your household) licensed by FINRA or as a Registered Investment Advisor and using such license or registration in a professional sales, trading or customer service capacity?

(Please check one) Yes   ☐   No   ☐

Are you (or is any member of your household) a director, 10% stockholder or policy-making officer of a publicly-traded company? (Please check one) Yes   ☐   No   ☐

Comments: If you answered any of the questions above “yes” or “other,” please provide details below:

PART II

TYPE OF OWNERSHIP

(Types of ownership with an asterisk require Co-Purchaser signature/information.

Please also complete Part V below.)

Individual or Revocable Trust ☐	Keogh Plan ☐

Tenants by the Entireties (TBE)* ☐	Irrevocable Trust ☐

Joint Tenants with Rights of Survivorship (JTWROS)* ☐	Partnership ☐

Community Property ☐	Limited Liability Company ☐

Tenants in Common (TIC)* ☐	Corporation ☐

Uniform Gift to Minors Act ☐	Pension Plan ☐

State:	Individual Retirement Account ☐
Custodian’s Name:
Minor’s Name:

Please initial here:_____

PQ-2

PART III

INVESTOR STATUS

This private placement is being offered solely to accredited investors, as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

A.	For Individuals or Revocable Trusts (If you are investing through a revocable trust, the grantor(s) or settlor(s) should fill this questionnaire out as an individual)

(i)	The subscriber’s gross income as evidenced by federal income tax returns for the applicable years:

		Individual	With Spouse
(a)	in 2022 was in excess of	$	$

(b)	in 2023 was in excess of	$	$

(c)	in 2024 is expected to be in excess of	$	$

Note: If this Questionnaire is being answered in 2024, the above dates in (a), (b) and (c) reflect information for 2022, 2023 and 2024, respectively.

(ii)          The subscriber’s net worth, or joint net worth with the subscriber's spouse, is in excess of $_________________ (excluding the value of the subscriber’s primary residence); [Please provide with reasonable specificity, i.e., not $2MM+]

(iii)          The current value of my liquid assets (cash, marketable securities, cash surrender value of life insurance and other items easily convertible into cash) is: $_____________

(iv)           The current value of my liquid assets is sufficient to provide for my current needs and possible personal contingencies:

(Please check one)   Yes ☐     No ☐

B.       For Entities

(i)           Each beneficial owner of the entity has a net worth in excess of $1,000,000 (excluding the value of his or her primary residence).

(Please check one)     Yes ☐     No ☐

(ii)           The entity has in excess of $5,000,000 and was not formed for the sole purpose of making an investment in this offering.

(Please check one)     Yes ☐     No ☐

(iii)           The entity owns or invests not less than $25,000,000 in investments, on a discretionary basis.

(Please check one)     Yes ☐     No ☐

Please initial here:_____

PQ-3

(iv)           Please indicate which of the following accurately describes the nature of the business conducted by the entity subscriber.

(Please check the applicable box)

☐	a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

☐	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

☐	an insurance company as defined in Section 2(13) of the Securities Act of 1933;

☐	an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000;

☐	an Employee Benefit Plan within the meaning of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a plan fiduciary as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or which has total assets in excess of $5,000,000, or, if a self-directed plan, a plan the investment decisions of which are made solely by persons who are accredited investors;

☐	a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

☐	an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933;

☐	an entity in which all of the equity owners are accredited investors

Please initial here:_____

PQ-4

PART IV

TO BE COMPLETED BY ALL PURCHASERS

A.       I/the entity have/has previously participated in any of the following types of investment:

	YES	NO
Stocks
Bonds/Notes
Real Estate Limited Partnerships
Oil and Gas Limited Partnerships
Other Tax Shelters
Other Private Placements of Securities

B.            The undersigned subscriber (whether such subscriber is an individual or an entity (a partnership, corporation, limited liability corporation, trust or estate)), considers himself, herself or itself to be an experienced and sophisticated investor with good-to-excellent investment knowledge. (Please check one)

Yes	☐	No	☐

C.            The undersigned subscriber (whether such subscriber is an individual or an entity (a partnership, corporation, limited liability corporation, trust or estate)) has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the risks and merits of this investment and believes that he, she or it can afford the loss of his, her or its entire investment in the Company. (Please check one):

Yes	☐	No	☐

D.            Although my typical investment time horizon may be shorter, for this investment I understand that the associated time horizon may be longer, including in excess of six (6) years (Please check one) (if your time horizon for this investment is shorter than 6 years, this investment may not be suitable for you.) My time horizon for this investment is longer than six years:

Yes	☐	No	☐

E.            My investment objective with this particular investment is speculation. I have a balanced and diversified portfolio of liquid, less volatile, non-speculative investments. However, I am seeking to maximize the overall returns of my balanced portfolio by taking a heightened degree of risk with a speculative, illiquid investment. (Please check one):

Yes	☐	No	☐

F.            Does your Risk Tolerance include High Risk/Speculative investments? (Please check one):

Yes	☐	No	☐

Please initial here:_____

PQ-5

G.            My primary source of income is from my (our):

Retirement Assets ☐      Non-retirement Investments ☐      Employment Compensation ☐

H.            The percentage of my net worth held in illiquid investments (Illiquid investments are investments that you simply cannot sell or can only sell at predetermined times (and often for a discount) or in limited quantities)? ____%

(1)	If the percentage of your net worth held in in illiquid investments exceeds 25%, please briefly describe those investments

(2)	Depending on the nature of your illiquid investments, a higher concentration of illiquid investments could pose increased risk. Do you understand the risks associated with your current concentration of illiquid investments?

Yes	☐	No	☐

(3)	Are you comfortable with the increased concentration of illiquid investments that will result from this investment?

Yes	☐	No	☐

I.            My federal income tax bracket is: ____%

J.           “Bad Actor” Disqualification Questions

(1)	Have you been convicted, within 10 years before a sale in the current offering, of any felony or misdemeanor:

(a)	In connection with the purchase or sale of any security?

(b)	Involving the making of any false filing with the Securities and Exchange Commission?

(c)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, or paid solicitor of purchasers of securities?

(Please check one)

Yes	☐	No	☐

(2)	Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, retrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(a)	In connection with the purchase or sale of any security?

(b)	Involving the making of any false filing with the Securities and Exchange Commission?

Please initial here:_____

PQ-6

(c)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser, or paid solicitor of purchasers of securities

(Please check one)

Yes	☐	No	☐

(3)	Are you subject to a final order of a state securities commission (or any agency or officer of a state performing like functions; a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U. S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(a)	At the time of such sale, bars you from:

•	Association with an entity regulated by such commission, authority, agency, or officer;

•	Engaging in the business of securities, insurance or banking; or

•	Engaging in savings association or credit union activities.

(b)	Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within 10 years before the sale of the contemplated transaction.

(Please check one)

Yes	☐	No	☐

(4)	Are you currently subject to an order of the Securities and Exchange Commission entered into pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 or Section 203(e) or (f) of the Investment Advisers Act of 1940 which:

(a)	Suspends or revokes your license as a broker, dealer, municipal securities dealer, or investment adviser?

(b)	Places limitations on your activities, functions or operations?

(c)	Bars you from being associated with any entity or from participating in the offering of any penny stock?

(Please check one)

Yes	☐	No	☐

Please initial here:_____

PQ-7

(5)	Are you subject to any order of the Securities and Exchange Commission entered within 5 years before such sale that, at the time of such sale, orders you to cease and desist from committing or causing a violation or future violation of:

(a)	Any scienter-based (intent/knowledge based) anti-fraud provision of the federal securities laws, including, without limitation, section 17(a)(1) of the Securities Act of 1933, section 10(b) of the Securities Exchange Act of 1934, and 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 and section 206(1) of the Investment Advisers Act of 1940, or any other related rule or regulation?

(b)	Section 5 of the Securities Act of 1933?

(Please check one)

Yes	☐	No	☐

(6)	Are you suspended from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

(Please check one)

Yes	☐	No	☐

(7)	Have you filed (as either a registrant or an issuer), or named as an underwriter in, any registration statement or Regulation A offering statement filed with the Securities and Exchange Commission that, within 5 years before such sale, were you the subject of a refusal order, or stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

(Please check one)

Yes	☐	No	☐

(8)	Are you the subject to an United States Postal Service false representation order within the last five years, or are you, at the time of any sale of the securities offered, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

(Please check one)

Yes	☐	No	☐

If you replied “Yes” to any of the questions in this Section IV.I., please provide an explanation with specificity:

Please initial here:_____

PQ-8

PART V

CO-PURCHASER INFORMATION

Only required for the following Types of Ownership

TBE, JTWROS, Community Property, TIC, and IRA (custodian):

Co-Purchaser General Information:

Name of Individual or Entity:

Federal Tax ID or Social Security Number:

Marital Status (Natural Persons):	Single ☐	Married ☐	Divorced ☐	Widowed ☐	N/A ☐

Date of Birth (Natural Person) or Date of Formation (Entity):

Citizen of (Natural Person) or State of Organization (Entity):

Principal Address:
(Street)

(City)	(State)	(Zip Code)

Mailing Address:

(if different from Principal Address)	(Street)

(City)	(State)	(Zip Code)

Email Address:	Telephone Number:

Co-Purchaser Employment Information:

I am currently (Please check one):	Employed ☐	Unemployed ☐	Retired ☐	Other ☐

Employer Name:	Position:

Employer Address:

Are you (or is any member of your household) a member of, employed by a member of or employed directly by a stock exchange or FINRA? (Please check one)     Yes ☐      No ☐

Are you (or is any member of your household) licensed by FINRA or as a Registered Investment Advisor and using such license or registration in a professional sales, trading or customer service capacity? (Please check one)      Yes ☐      No ☐

Are you (or is any member of your household) a director, 10% stockholder or policy-making officer of a publicly-traded company? (Please check one)      Yes ☐      No ☐

Comments: If you answered any of the questions above “yes” or “other,” please provide details below:

Please initial here:_____

PQ-9

TO BE COMPLETED BY ALL PURCHASERS

(NOTE: Signatures should conform to those used in all additional documents for this investment)

Dated:

If AN INDIVIDUAL, JOINT TENANCY
OR CO-TENANCY
complete the following:

Print Name of Individual or Joint or Co-Tenant	Print Name of Second Joint or Co-Tenant (if any)

Signature of Individual or Joint or Co-Tenant	Signature of Second Joint or Co-Tenant (if any)

IF A PARTNERSHIP, CORPORATION,
LIMITED LIABILITY COMPANY,
TRUST OR OTHER ENTITY,
Complete the following:

Capacity of Authorized Signatory

Title of Entity

Signature of Authorized Signatory

Signature of Authorized Signatory

Signature of Registered Representative:

Print Name and Registered Rep. No.

PQ-10